Capital Group Global Equity ETF
Investment portfolio
February 28, 2025
unaudited

Common stocks 97.70% Industrials 19.39%	Shares	Value (000)
Safran SA	16,176	$4,197
General Electric Co.	15,262	3,159
Rolls-Royce Holdings PLC[1]	308,593	2,888
GE Vernova, Inc.	7,544	2,529
HEICO Corp.	7,128	1,887
Airbus SE, non-registered shares	10,674	1,835
Northrop Grumman Corp.	3,894	1,798
ABB, Ltd.	30,785	1,647
Ingersoll-Rand, Inc.	19,248	1,632
AMETEK, Inc.	8,512	1,611
Epiroc AB, Class A	79,765	1,553
Armstrong World Industries, Inc.	9,257	1,422
FedEx Corp.	4,935	1,297
DSV A/S	6,104	1,225
SMC Corp.	2,800	1,004
RTX Corp.	7,128	948
CSX Corp.	27,963	895
Honeywell International, Inc.	3,914	833
ITOCHU Corp.	18,600	824
Ryanair Holdings PLC (ADR)	16,158	784
Recruit Holdings Co., Ltd.	13,000	760
RELX PLC	15,675	753
Axon Enterprise, Inc.[1]	1,292	683
Saia, Inc.[1]	1,589	651
		36,815
Information technology 18.46%
Broadcom, Inc.	29,542	5,891
Microsoft Corp.	13,158	5,223
Apple, Inc.	20,240	4,895
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	20,091	3,627
SAP SE	12,840	3,534
ASML Holding NV	3,996	2,813
Fujitsu, Ltd.	89,400	1,710
Keyence Corp.	3,400	1,342
Analog Devices, Inc.	4,715	1,085
TDK Corp.	102,700	1,082
Salesforce, Inc.	3,461	1,031
Accenture PLC, Class A	2,785	970
ServiceNow, Inc.[1]	1,016	945
KLA Corp.	1,271	901
		35,049
Capital Group Global Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Financials 16.13%	Shares	Value (000)
JPMorgan Chase & Co.	15,166	$4,014
Visa, Inc., Class A	8,015	2,907
Mastercard, Inc., Class A	4,221	2,432
London Stock Exchange Group PLC	15,992	2,383
DBS Group Holdings, Ltd.	61,500	2,089
Marsh & McLennan Companies, Inc.	8,370	1,991
S&P Global, Inc.	3,175	1,694
Deutsche Bank AG	76,326	1,641
AIA Group, Ltd.	193,400	1,477
Aon PLC, Class A	3,344	1,368
Hong Kong Exchanges and Clearing, Ltd.	29,900	1,346
Skandinaviska Enskilda Banken AB, Class A	76,942	1,234
UniCredit SpA	22,397	1,176
Arthur J. Gallagher & Co.	3,378	1,141
NatWest Group PLC	179,357	1,080
Partners Group Holding AG	713	1,045
CME Group, Inc., Class A	3,527	895
Arch Capital Group, Ltd.	7,594	705
		30,618
Health care 11.42%
AstraZeneca PLC	24,393	3,672
EssilorLuxottica SA	10,435	3,106
Abbott Laboratories	21,016	2,900
Novo Nordisk AS, Class B	24,674	2,212
Danaher Corp.	7,822	1,625
UnitedHealth Group, Inc.	3,028	1,438
AbbVie, Inc.	5,604	1,171
Amgen, Inc.	3,478	1,072
Bristol-Myers Squibb Co.	17,595	1,049
Regeneron Pharmaceuticals, Inc.	1,419	992
Eli Lilly and Co.	985	907
BeiGene, Ltd. (ADR)[1]	3,142	854
Daiichi Sankyo Co., Ltd.	30,000	687
		21,685
Consumer discretionary 8.62%
Hilton Worldwide Holdings, Inc.	10,106	2,678
Amazon.com, Inc.[1]	10,287	2,184
Industria de Diseño Textil, SA	38,981	2,103
Royal Caribbean Cruises, Ltd.	8,203	2,019
Amadeus IT Group SA, Class A, non-registered shares	24,210	1,826
LVMH Moët Hennessy-Louis Vuitton SE	2,264	1,632
MercadoLibre, Inc.[1]	550	1,167
Hermès International	373	1,059
Tractor Supply Co.	16,694	924
Sony Group Corp.	31,100	772
		16,364
Communication services 7.08%
Alphabet, Inc., Class A	28,131	4,790
Meta Platforms, Inc., Class A	3,879	2,592
Nintendo Co., Ltd.	18,500	1,372
Comcast Corp., Class A	31,663	1,136
Electronic Arts, Inc.	8,762	1,131
Capital Group Global Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Communication services (continued)	Shares	Value (000)
Koninklijke KPN NV	286,566	$1,094
América Móvil, SAB de CV, Class B (ADR)	48,266	687
Netflix, Inc.[1]	664	651
		13,453
Consumer staples 6.61%
Philip Morris International, Inc.	16,903	2,625
Anheuser-Busch InBev SA/NV	23,118	1,382
L’Oréal SA, non-registered shares	3,557	1,302
Costco Wholesale Corp.	1,057	1,108
Danone SA	14,723	1,052
Nestlé SA	10,771	1,039
Imperial Brands PLC	26,714	939
Keurig Dr Pepper, Inc.	26,840	900
Carlsberg A/S, Class B	6,513	817
General Mills, Inc.	11,934	723
Constellation Brands, Inc., Class A	3,737	656
		12,543
Materials 3.81%
Air Liquide SA	7,991	1,464
Shin-Etsu Chemical Co., Ltd.	48,400	1,444
Givaudan SA	281	1,263
Sika AG	4,235	1,073
Linde PLC	2,163	1,010
Freeport-McMoRan, Inc.	26,338	972
		7,226
Energy 3.33%
TotalEnergies SE	43,905	2,632
BP PLC	280,281	1,542
TC Energy Corp.	28,790	1,288
Chevron Corp.	5,447	864
		6,326
Utilities 2.35%
Engie SA	103,104	1,844
Constellation Energy Corp.	5,665	1,419
CenterPoint Energy, Inc.	34,909	1,200
		4,463
Real estate 0.50%
Equinix, Inc. REIT	1,042	943
Total common stocks (cost: $179,290,000)		185,485
Short-term securities 3.03% Money market investments 3.03%
Capital Group Central Cash Fund 4.37%[2,3]	57,556	5,757
Total short-term securities (cost: $5,756,000)		5,757
Total investment securities 100.73% (cost: $185,046,000)		191,242
Other assets less liabilities (0.73)%		(1,385)
Net assets 100.00%		$189,857
Capital Group Global Equity ETF — Page 3 of 5

unaudited
Investments in affiliates3

	Value at 6/25/2024[4] (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2025 (000)	Dividend or interest income (000)
Short-term securities 3.03%
Money market investments 3.03%
Capital Group Central Cash Fund 4.37%[2]	$—	$18,505	$12,748	$(1)	$1	$5,757	$84

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 2/28/2025.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Commencement of operations.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Global Equity ETF — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2025, all of the fund’s investments were classified as Level 1.

Key to abbreviation(s)
ADR = American Depositary Receipts

REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP3-318-0425
Capital Group Global Equity ETF — Page 5 of 5